Investor Day Presentation April 14, 2016 Exhibit 99.1

Safe harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may include, but are not limited to, statements of plans and objectives, statements of future economic performance and statements of assumptions underlying such statements, and statements of management's intentions, hopes, beliefs, expectations or predictions of the future. Forward-looking statements can often be identified by the use of forward-looking terminology, such as "should," "intend," "continue," "believe," "may," "hope," "anticipate," "goal," "forecast," "plan," "estimate" and similar words or phrases. Such statements are based on current expectations and are subject to certain risks, uncertainties and assumptions, including but not limited to:  estimates and assumptions regarding our strategic direction and business strategy, our ability to implement our restructuring plan for our Africa operations, the extent and timing of a recovery in the mining industry, prevailing prices for various commodities, longer term weather patterns, unanticipated slowdowns in our major markets, the seasonality of our business, the availability of credit, the risks and uncertainties normally incident to our construction industries, the impact of competition, the effectiveness of operational changes expected to reduce operating expenses and increase efficiency, productivity and profitability, the availability of equity or debt capital needed for our business, worldwide economic and political conditions and foreign currency fluctuations that may affect our results of operations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially and adversely from those anticipated, estimated or projected. These forward-looking statements are made as of the date of this presentation, and we assume no obligation to update such forward-looking statements or to update the reasons why actual results could differ materially from those anticipated in such forward-looking statements.

Today’s agenda Layne Strategy Division Presentations Inliner Mineral Services Heavy Civil Water Resources Financial Overview Closing and Outlook

Safety is a core value at Layne (1) Total recordable incident rate Improving TRIR(1) 40% improvement

Management team



Michael Caliel
President and
Chief Executive Officer

- Over 30 years of global sales, management and operating experience
- Previously served at ABB, Honeywell, Invensys and Integrated Electrical Services



J. Michael Anderson
Senior Vice President and
Chief Financial Officer

- Over 15 years of public company CFO experience in energy service and water
- 10 years in investment banking at JPMorgan Chase
- Previously served at Azurix and Exterran



Kevin Maher
Senior Vice President,
Water & Mineral Services

- Over 25 years water and minerals drilling industry experience
- Previously served at Boart Longyear and Major Drilling Co.



Larry Purlee
President, Inliner

- Over 40 years pipeline rehabilitation industry experience
- Previously served at Reynolds Inliner, LLC until acquired by Layne



Les Archer
President, Heavy Civil

- Over 30 years engineering and construction industry experience
- Previously served at Burgess & Niple

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What you will hear today Why now 1 2 3 5 What we do Unlocking value Who we are 4 Why water Track record of leadership and innovation since 1882 Business units with leading positions in attractive growth markets New management team intensely focused on profitability and creating shareholder value Positive long-term market dynamics, coupled with increasing value of water align with Layne core competencies Significant opportunity for stock price appreciation

Leading water management and services company providing responsible, integrated solutions to address the world’s toughest water, minerals and infrastructure challenges 1 Who we are: overview (1) As of 4/8/2016 (2) As of 1/31/2016 NASDAQ: LAYN(1) $7.08 Headquarters: The Woodlands, TX (Amounts in millions) Shares Outstanding(1) 19.8 Market Capitalization(1) $140 Revenue(2) $683 Total Debt(2) $159 Cash(2) $66

Innovator of water solutions since 1882

Layne

- **1882** — Layne Founded
- **1902** — Invented pitless pump; first to work at 200 foot depths
- **1907** — Pioneered gravel walled well to prevent entry of fine-grained materials
- **1928** — First to employ water service truck
- **1936** — Built the first Ranney Collector Well in the U.S.
- **1939** — Built 84-inch drill bit; the largest at that time
- **1946** — Sourced water for the Manhattan Project
- **1991** — Becomes 1st U.S. licensee of Inliner technology
- **2009** — Drilled water wells in Afghanistan for U.S. troops
- **2010** — Instrumental role in Chilean mine rescue
- **2015** — Awarded NGWA Project of the Year

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2 What we do Note: Revenues are FY16; Backlog as of 1/31/16 Water Resources Revenue: $228M Backlog: $89M Drilling Repair and maintenance Treatment and water management Heavy Civil Revenue: $176M Backlog: $144M Pipeline installation Treatment plants Wastewater collection Marine, biogas, tunneling and water supply Mineral Services Revenue: $86M Exploratory and mine site drilling Borehole services Mine water management Revenue: $194M Backlog: $114M Liner tube manufacturing Cured-in-place pipe (CIPP) construction Program management Inliner

All of Layne’s business units are leaders in their space 2 Leading market positions Source: 2015 Engineering News-Record Top 400 Sourcebook; Layne estimates

2 Broad portfolio with diverse and growing customer base FY16 Revenues by Segment FY16 Revenues by End Market Source: Layne

2 Inliner Market Dynamics $8+ billion municipal market growing more than 8% per year (1) Regulations mandating customers to rehabilitate 20,000 potential customers with nearly 1 million miles of wastewater pipe (2) Market Position Key Drivers #2 U.S. competitor Fragmented industry structure Opportunities to extend geographic reach and expand into large industrial market Aging infrastructure Consent decrees and regulations 45% of U.S. infrastructure projected to be in “poor” condition by 2020 (3) CIPP is often the most effective repair technique ($ Millions) Underground Construction Magazine American Society of Civil Engineers U.S. Environmental Protection Agency Adjusted EBITDA Revenues

2 Mineral Services S&P Global Market Intelligence Excludes $11.7 million of restructuring costs in FY16 Market Dynamics $5 billion mining capex market in the Americas; down from $10 billion at market peak (1) Depressed commodity prices have reduced activity over extended duration Commodity prices have recently increased Market Position Key Drivers Top 3 market position Over 100 year operating history Refocused on North and South America Unique technologies and mine water management services Global industrial demand Inherent industry cyclicality Depleting mineral reserves have not been replenished, creating potential for market rebound Adjusted EBITDA(2) Revenues ($ Millions)

2 Heavy Civil Market Dynamics $40 billion U.S. market for water infrastructure, growing at 4-5% per year (1) Nearly $1 trillion in U.S. infrastructure spending needed in coming decades (2) Largely municipal customer base Market Position Key Drivers Top 5 position in U.S. for water and wastewater pipeline construction Over 80 year operating history Strong presence in key growth markets including South Florida and Gulf Coast Population growth and migration Aging infrastructure Increasing regulations driving customer spending U.S. Environmental Protection Agency American Water Works Association Adjusted EBITDA Revenues ($ Millions)

2 Water Resources

Market Dynamics

- $11+ billion market growing at greater than GDP growth rates [(1)]
- Largely municipal and agricultural customer base
- Available market of 3+ million existing water wells, growing each year

Key Drivers

- Population growth and migration to water-challenged geographies
- Aging infrastructure
- Declining aquifer levels
- Increasing water quality concerns and standards
- Growing industrial water use

Market Position

- Market leader
- Over 130 year operating history
- Fragmented industry structure
- Opportunity to extend geographic reach and expand product and service offerings

Revenues



$216
$228
FY15
FY16

Adjusted EBITDA



$22
$23
FY15
FY16

($ Millions)

(1) *IBIS World, Frost & Sullivan, Bluefield Research, Global Water Intelligence, PacWest, Baker Rig Report, Layne estimates*

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Management is rapidly executing a strategy to transform Layne 3 Unlocking value: strategic roadmap Strategic Review Business Performance Improvement Unlock Value Initiated strategic focus to streamline portfolio Addressed operational issues Identified growth opportunities Investing in core offerings and capabilities Leverage and expand leading market positions Achieve profitability by FY18 Cost reductions Procurement savings Enhanced working capital management Pricing and margin improvements FY16 FY17

Significantly improved liquidity position and increased cash Enhanced risk management processes and stabilized Heavy Civil Sold Geoconstruction Integrated Energy Division into Water Resources Restructured Mineral Services and exited Australia and Africa Flattened leadership structure and recruited key new leaders Implementing comprehensive performance improvement program 3 Measurable progress since early 2015

3 Portfolio approach to unlocking value Water Focused Strategy Water Resources Inliner Heavy Civil Mineral Services NEAR-TERM LONGER-TERM Invest and Grow Complete realignment to achieve target profitability Assess strategic alternatives Manage costs and position for industry recovery Assess strategic alternatives Invest to grow our most profitable businesses

Stressed water supplies and water quality issues, magnified by drought, declining aquifer levels and increasing water demand are severely stressing infrastructure and water supplies Aging and inefficient infrastructure compounded by historical under underinvestment, is driving the need for significant infrastructure spending over the next two decades Population growth and migration to water-challenged regions is accelerating the need for new water infrastructure Increasing government regulations and recent events will create further demand and oversight in a highly-regulated industry 4 Why water

“Investing in the water industry is one of the great opportunities for the coming decades. Water is the scarce resource that will define the 21st century, much like plentiful oil defined the last century.” Matthew Diserio, Water Asset Management “Investors Are Mining for Water, the Next Hot Commodity” (The New York Times, September 2015)

Capitalizing on long history of success and solid brand equity Leveraging leading market positions Refined strategy focused on water New management team driving financial, operational and strategic restructuring Operating in large, fragmented and attractive growth markets 5 Investment highlights – why now Opportunity for stock price appreciation

Inliner Larry Purlee, Division President

What you will hear today Leader and innovator in pipe rehabilitation with enviable record of success and additional expansion opportunities 1 2 3 Where we compete Why pipe rehabilitation What we do 4 Why Layne #2 U.S. CIPP rehabilitation provider Early pioneer in CIPP industry Attractive growth business with experienced management team Concentrated in population-dense regions of U.S. Opportunities for geographic expansion, product line additions and market share growth Consent decrees to replace or rehabilitate aging pipelines Significant time and cost advantages over other rehabilitation methods Vertically integrated business with a solid reputation Strong returns on capital Scalable platform with significant operating leverage

Vertically integrated, sanitary and storm water rehabilitation solutions for municipal and industrial customers 1 What we do: overview Rehabilitation Program Management Solutions provider for complex and multi-disciplined projects Evaluation, design, project planning and construction Cured-in-Place Pipe Installation Offers one of broadest ranges in pipe sizes (4-inch to 120-inch) and curing methods (water, steam or UV) In-house engineering and design support ISO certified system Liner Tube Manufacturing Felt-based liners Composite and fiberglass tubes UV cured Inliner STX™ product

Industry pioneer and innovator with a track record of success 1 Inliner by the numbers FY16 Revenues by Contract Type Quarter century of operation 38 CIPP lining crews 13 offices with nearly 500 employees Completed more than 3,400 projects since 1991 Installed over 25 million linear feet of CIPP FY16 Revenues by Source Source: Layne

CIPP technology renews existing pipe at lower cost and in less time than conventional dig-and-replace methods 1 Cured-in-Place Pipe Process Water Steam Ultraviolet Light Inliner offers all available curing methods: Pre-installation video and survey Clean and prepare host pipe Produce custom designed CIPP liner Installation and completion Verify diameter and length Determine pipeline conditions Remove debris and obstructions Manufacture liner Saturate with resin Transport to site Liner is installed Lateral lines reopened and inspected

1 Liner manufacturing

1 Liner saturation

1 Finished product

1 Critical project execution CIPP Lining and Construction Management Completed more than 125,000 linear feet of 8-inch to 86-inch CIPP to address aging wastewater infrastructure Manage and direct rehabilitation activities for city management Midwest Addressed existing deterioration in proactive approach to sewer repair Utilized water, steam and UV light to install over 590,000 linear feet of 6-inch to 42-inch CIPP Rocky Mountains Annual CIPP Lining Contract

1 Critical project execution CIPP Lining, Ancillary Services and Construction Management Driven by EPA consent order program Worked with client to improve constructability and enhance value Managed overall rehabilitation program Northeast Annual CIPP Drainage Contract Driven by population growth which heightened need for infrastructure repair Installed over 460,000 linear feet of 8-inch to 84-inch CIPP Repaired existing structure Southeast

Strategically positioned to cover virtually all of the U.S. with opportunities to expand geographically 2 Where we compete: population-dense regions Office location Saturation facility Select Customers

CIPP growth is driven by aging infrastructure and increasing regulations 3 Why pipe rehabilitation: growing municipal market U.S. Municipal Spend on Pipe Rehabilitation(1) (1) Underground Construction Magazine (2) U.S. Environmental Protection Agency ($ billions) 8.6% CAGR Budget-constrained municipalities seeking cost-effective solutions to repair/replace infrastructure; CIPP trenchless technology offers attractive economics Increasing frequency of pipe repair emergencies Aging water infrastructure Growth Drivers Average Age of U.S. Water Infrastructure(2) EPA recommends 35 years as the age for rehabilitation Projected Historical

Critical need to renew and replace aging “D-rated” U.S. water and wastewater infrastructure(1) 3 Aging infrastructure (1) American Society of Civil Engineers’ Annual Infrastructure Report Card (2) U.S. Environmental Protection Agency Excellent Good Very Poor to Life Elapsed Fair Poor 1980 2020 Infrastructure rated “Poor” to “Very Poor” increasing from 10% to 45% EPA’s Rating of U.S. Water Infrastructure(2)

CIPP is the most efficient, cost-effective and minimally-intrusive rehabilitation solution 3 CIPP is the preferred rehabilitation solution(1) Critical technology in high population density or traffic areas Significantly less surface disruption than open-cut replacement Minimizes environmental impact CIPP is often the fastest rehabilitation technique Some jobs can be completed in a day Extends the useful life of existing infrastructure Dig and replace solutions can be 3 to 4 times more expensive Broad suite of rehabilitation solutions for customers Efficient Cost-effective Minimal disruption (1) Underground Construction Magazine 2016 Municipal Survey

Leading technology, deep industry experience and solid execution capabilities have produced steady growth and profitability 4 Why Layne Tightly manage operating costs Enhance crew efficiency Expand liner manufacturing capacity Extend platform geographically – organic and acquisitions Expand revenue base to new customer segments Accelerate new crew development Growth Strategy Profitability Strategy

Impressive track record of growth and profitability Inliner’s long history of success ($ millions) ($ millions) Revenues Adjusted EBITDA 16% CAGR 22% CAGR 4 Source: Layne

Key takeaways 1 2 3 Where we compete Why pipe rehabilitation What we do 4 Why Layne Aging infrastructure and consent decrees drive industry growth and CIPP is the most expedient and cost-effective solution We are a well-managed, scalable business with significant operating leverage and strong financial returns An early pioneer in the industry and the #2 U.S. CIPP rehabilitation provider We serve population-dense regions of the U.S. and have opportunities for geographic and market share growth

Mineral Services Division Kevin Maher, Senior Vice President

What you will hear today A leading mineral services company, solely focused on North and South America 1 2 3 Where we compete Why mineral services What we do 4 Why Layne 3rd largest drilling services provider in the world Essential services for both exploratory and production mining Unique and valuable ownership interest in the largest mineral services company in Latin America (“Layne’s Affiliate”) Comprehensive coverage in North America and Brazil Leading position in Chile and Peru through Affiliates Storied history as pioneers of this industry Continued expertise and cutting edge technology Water management is increasingly important to miners Valuable employee base of drilling experts Revenues driven by unrivaled service, proprietary technology advantages and enhanced sales discipline Scale and management experience to manage costs

Critical role in collecting samples to evaluate mine feasibility, defining ore bodies for production and managing water 1 What we do: overview Exploratory & Mine Site Drilling Borehole Services Mine Water Management Drill and collect representative core samples Define dimensions of ore bodies Conduct grade control for mine planning Identify core sample location in 3-D space Accurately drill to target location Map borehole structure to define faults and fractures Source water for mining process De-water to keep open pits dry Drill horizontal wells to depressurize high walls in open pit mines Extracting with integrity Drilling with accuracy Managing water issues

Leading provider of exploration drilling and production related services 1 Mineral Services by the numbers FY16 Revenues by Capability Over 120 years experience More than 600 employees 7 offices covering the Americas Drilled over 50 million meters worldwide Operated in more than 200 mines in the last 5 years FY16 Revenue by Mineral Type Source: Layne

Layne’s Affiliate is a leading drilling services provider and manufacturer with meaningful size and cash flow 1 Layne’s Latin America Affiliate: a unique asset Over 55 years of operations in Latin America Vertically integrated with drilling services and product manufacturing Strong financial position enables consistent payment of dividends Large fleet of drilling rigs Affiliate Distributions to Layne Revenue Comparison ($ Millions) ($ Millions) Affiliate Affiliate Layne Layne Source: Layne

Borehole Surveys Arizona & Nevada 1 Expert capabilities Diamond Drilling Southwest Contract size: Approximately $1 million Drilled to depths of 2,300 feet Performed adjacent to residences and in dry washes regulated as “Waters of the U.S.” Annual total: Approximately $3.5 million Needed for independent verification Located samples in 3-D space Spatial position critical for resource calculations of ore bodies

1 Expert capabilities Exploration drilling through Affiliate Atacama Desert, Chile Large scale copper porphyry deposit Diamond core drills working to define ore body for expansion of open pit copper mine Holes angled to make optimum intersection with ore body Contract: 6 rigs Mine Water Management Mexico Contract size: Approximately $30 million Dual purpose wells – de-water open pit and water supply for mine operations Drilled to 2,700 feet Wells produce 800 to 1,100 gallons per minute

1 Expert capabilities Mine Water Management Southwest Contract: Approximately $2 million Directionally drilled large diameter boreholes to intersect mine drift 1,100 feet below surface to de-water mine Eliminated need for underground mine contractor to maintain pumps, saving customer more than $1 million per month

Layne locations Affiliate locations Refocused strategy on core markets in the Americas 2 Where we compete: North and South America Layne FY16 Revenues by Geography Affiliates FY16 Revenues by Geography Source: Layne Geographic Footprint

Long history of effectively managing through industry cycles 3 Managing the downturn Gold Copper Iron Ore Source: S&P Global Market Intelligence

Decisive actions designed to remain cash flow positive 3 Managing the downturn 10-year Average Adjusted EBITDA: $34 Million Historical Adjusted EBITDA Focused on Cash Flow Reduced costs by $60 million since 2012 Decreased headcount by 70% since 2012 Reduced annual capital expenditures by 88% since 2012 Exited Africa and Australia Aligning business to production-related service Investing in technology to drive productivity and differentiate Layne Source: Layne

(1) S&P Global Market Intelligence Well-positioned for growth and profitability as the market recovers 3 Poised for the recovery Global economic growth Increasing inflation Increasing commodity prices Improved supply and demand fundamentals driving core commodities Mines catching up from under-investment 50% of the global capex spend Lower risk profile World class deposits Global Exploration Capex(1) Americas Focus Catalysts for Recovery Blue Chip Customer Base (US $ Billions)

Layne is a top 3 mineral services provider globally and the only one focused solely on the Americas

Innovative technology reduces costs and enhances efficiency 4 Why Layne: innovation and technology InSite™ InSite™ Software Operational Analytics Payroll Data Billing Need Solution Impact Real-time visibility into drill activities Streamlined work flow to speed process to invoice Fast and efficient customer approval process Cloud-based information ecosystem Easy user interface with tablet collection at rig Automated routing to clients for approval Instant data visibility enables quick decisions / corrections Efficient, cost effective, simple Reduced customer work load and increased insight Field Employee Data Data While Drilling Support Vehicle Reporting InSite™ Customer Portal

Automated technology improves safety and productivity, and differentiates Layne 4 Why Layne: innovation and technology Automated Rod Manipulator (ARMTM) Hands-free method to manipulate drill rods Remove personnel from danger zone Improve safety record Automated system to store/present/remove drill rod All actions controlled by mechatronics Eliminates need for people in line of fire Reduces incidents and improves safety Manages rod inventory Creates contract differentiator for major miners with exacting safety standards Need Solution Impact

Focused on cost management and technology to drive efficiency 4 Why Layne Utilize more focused platform in the Americas to drive further cost efficiencies Collaborate with Affiliates to reduce costs and leverage best practices and technology Grow mine water management solutions, capitalizing on Layne’s water industry expertise and personnel Leverage technology and innovation Extend mine production service offerings Capture new business when market recovers Growth Strategy Profitability Strategy

Key takeaways Concentrated focus and leadership position in geographies representing half of the industry’s capital expenditures 3rd largest global mineral services provider with 100 year history Strategically focused on core markets in the Americas: U.S., Mexico, Brazil, Chile and Peru We provide essential services to both exploratory and production mining activities We are the leading drilling services provider solely focused on the Americas 1 2 3 Where we compete Why mineral services What we do 4 Why Layne

Heavy Civil Les Archer, Division President

What you will hear today Top-ranking water and wastewater construction business with an extensive resume 1 2 3 Where we compete Why water and wastewater infrastructure What we do 4 Why Layne Top-tier water and wastewater infrastructure construction firm Specialist in water and wastewater pipelines and treatment facilities Additional capabilities include tunneling, biogas and marine Primarily focused in the Midwest and Southeast U.S. Strategically located offices for growth opportunities Extensive project resume Rapidly aging infrastructure and water quality issues Issues in areas such as Flint, MI accelerating demand for improvement AWWA estimates U.S. water and wastewater infrastructure investment needs of nearly $1 trillion in the coming decades(1) Leveraging expertise in pipeline and plant construction to increase penetration in alternative delivery markets Executing plan to return to profitability (1) American Water Works Association

Strong reputation and experience in all major water infrastructure project types 1 What we do: overview Pipeline Installation Treatment Plants Water transmission and distribution systems Construction, rehabilitation and modification of water and wastewater treatment facilities Installation of municipal and industrial sewer systems Marine Biogas Tunneling Water supply Wastewater Collection Other

1 Heavy Civil by the numbers FY16 Revenue by Application More than 80 years of operation 7 Locations with over 450 employees Served over 380 customers since 2005 Constructed over 225 treatment plants over the last 20 years Completed more than 700 projects since 2005 Executed projects up to $150 million Installed more than 15 million linear feet of pipeline Extensive track record and resume Source: Layne

Traditional Layne’s strategic shift resulting in more alternative delivery work Alternative Delivery Alternative delivery use continues to increase as it is often a more effective method to execute large construction projects 1 Delivery mechanisms Key Attributes Value to Customers Value to Layne Traditional Bid Linear design, procurement and construction Clearly defined roles May be lowest price option Often mandated by procurement regulations Shorter sales cycle Establishes relationships with customers, engineers and suppliers Alternative Delivery Value-based selection process One entity to manage, design and construct to owner requirements Single point of responsibility Faster delivery method with greater opportunity for cost efficiencies More effectively address a large backlog of projects mandated by regulators Projects awarded on best value rather than price Typically higher and more predictable margins Reduced risk profile Source: Layne

1 Critical project execution Design-Build-Operate Sewer Collection System Southeast Contract size: Over $100 million Design-Build-Operate sewer collection system Greatly improved water quality of environmentally sensitive near shore waters Water Pipeline Construction West Contract size: Over $45 million Installed approximately 8 miles of 66-inch pipe in residential and environmentally sensitive areas Received 2014 Top Project Award by Water & Wastes Digest

1 Critical project execution Biogas / Renewable Energy Southeast Contract size: Over $25 million Anaerobic digester to divert more than 100,000 tons of waste per year from area landfills Awarded 2014 Biogas Project of the Year by American Biogas Council New Water Treatment Plant Construction Southeast Contract size: Approximately $40 million New 20 million gallon per day raw water treatment facility to support regional growth Fast-track project reduced original schedule by 20%

Miami, FL Jacksonville, FL Atlanta, GA Nashville, TN Orleans, IN Quakertown, PA Denver, CO Strategically located offices and the experience of a national player, combined with local presence and knowledge 2 Where we compete: national player with local knowledge LAYNE OFFICES

Top ranked contractor with high quality customer base 2 Leading market positions (1) Engineering News-Record Top 400 Sourcebook SELECT CUSTOMERS

Key Tenets Implemented Organizational Improvements Improved alternative delivery talent throughout the organization Restructured division and incentives to drive resource optimization Revamped Bid Review Process Enhanced bid criteria, processes and oversight Improved Risk Management Process Standardized and enhanced protocols to reduce operational risks Provided greater visibility and more frequent reporting Enhanced Project Management Improved cost monitoring processes and enhanced senior management involvement Increased Alternative Delivery Business Mix Focused effort to strategically shift the business toward alternative delivery Right Turn Plan is the roadmap to restore profitability Strategic realignment 2

Pent-up demand for water infrastructure created from historical underinvestment by budget-constrained municipalities 3 Why water infrastructure: increasing spend on aging infrastructure (1) U.S. Environmental Protection Agency $35 $42 Projected U.S. Spending in Water and Wastewater Infrastructure(1) Estimated 20 Year U.S. Spending Needs by Function(1) Attractive Secular Trends Position Heavy Civil for Growth Population growth New residential & commercial development Water scarcity Maintenance spending on aging water infrastructure ($ billions)

“During the next two decades, Miami-Dade will invest approximately $12.6 billion to enhance and upgrade our infrastructure” Miami-Dade Water and Sewer Department, September 2014

Top competitor with proven capabilities and strong presence in markets that are expected to grow significantly 4 Why Layne Complete remaining legacy problem jobs by early FY17 Continue to drive the Right Turn Plan to enhance risk management and execution capabilities Improve margin profile by focusing on alternative delivery projects Disciplined growth in current markets within existing construction services expertise Increased focus on areas with large infrastructure growth programs – Texas, South Florida and the Mid-Atlantic Growth Strategy Profitability Strategy

Aging infrastructure, population growth and increasing regulation drive demand for project investment We are executing a comprehensive plan to return to profitability and establish a foundation for long-term growth We are a top 5 U.S. competitor for pipeline construction, leveraging our proven track record We are a national player with local knowledge and core strengths in growing, attractive regional markets Key takeaways Restoring the Division’s historic pride and profitability stemming from over 80 years of success 1 2 3 Where we compete Why water and wastewater infrastructure What we do 4 Why Layne

Water Resources Division Kevin Maher, Senior Vice President

What you will hear today The leader in a large water services industry benefiting from positive secular trends with decades of growth potential 1 2 3 Where we compete Why water What we do 4 Why Layne #1 U.S. water well driller and pump repair company Over 130 years leading the water industry Strong cash flows and solid returns on capital Only national platform in fragmented market Opportunities for geographic and market share expansion Demand is growing, driven by population growth and migration More reliance on progressively scarce groundwater Water is an increasingly important and valuable resource Unique expertise in drilling, pumps and well rehabilitation Opportunity for new service and technology offerings Optimizing organizational structure and leveraging size to reduce costs

Leading provider of water sourcing, well rehabilitation and repair services, with expertise in complex water projects 1 What we do: overview Study and identify water sources for optimal flow Wide range of drilling capabilities Approximately 100 mobile drilling rigs Sourcing water Drilling Well and pump repair Monitoring and rehabilitation Approximately 140 mobile pump repair rigs Managing and extending water asset life Repair & Installation Unique and proprietary treatment technologies Engineer and install tailored solutions Improving water quality Treatment & Water Management

National water services company with brand recognition, broad footprint and unrivaled credentials 1 Water Resources by the numbers FY 16 Revenues by End-Market 800 employees across the country Over 40 locations nationally More than 50,000 wells drilled in the U.S. Wells to depths exceeding 10,000 feet 240 mobile rigs nationally FY 16 Revenue by Service Source: Layne

Expert capabilities in water wells Typical contract size: $0.5 - $1 million Numerous projects for agricultural producers in California’s central valley Drilling to replace reduced surface water allocations and reach declining aquifer levels Typical project duration is 20-days, drilling to depths of 500 to 1,500 feet Contract size: Approximately $7 million Large diameter vertical shaft with multiple horizontal intake screens drilled beneath river bed Typical capacity 15 to 25 million gallons per day Often have lower operating costs and are less intrusive environmentally Irrigation Well Project West High Capacity Collector Well Midwest 1

1 Expert capabilities Class V Injection Well Construction Southeast Utilized for disposal of greywater, cooling tower blowdown, treated wastewater and RO concentrate to depths below potable aquifers Drilled to depths of 10,000 feet or more Contract size: Approximately $20 million LayneOx Municipal Water Supply Systems LayneOx is a proprietary technology to remove contaminants from water supply Reduces natural concentrations of arsenic, iron and manganese Economic solution for municipalities and utilities Contract size varies

1 Expert capabilities in water filtration Sumitomo Membrane Supply Agreement Contract size varies Exclusive right to POREFLONTM membranes for industrial and municipal customers New standard for membrane performance installed in over 200 worldwide applications Provides increased reliability and economic advantages versus other membranes Dissolved Gas / VOC Removal Air-stripping towers cascade water to remove contamination Layne has largest installed base in U.S. (over 400 units) Variety of municipal and industrial applications Typical contract size: $0.5 million

1 Award winning capabilities with unique solutions Scavenger Well Couple Baton Rouge, LA Scavenger wells designed to protect pump station from saltwater intrusion in coastal area Completed 2012 customer study and utilized European technology to develop unique solution First full-scale application completed in the U.S. Contract Size: Approximately $2 million National Ground Water Association 2015 Project of the Year

Only national provider of water well drilling and rehabilitation; fragmented industry with significant opportunities for growth Where we compete: operations nationwide Layne offices States with Layne FY16 revenue One of the most recognized and trusted brands in the water industry 2

3 Why water Large portion of the U.S. population lives in areas of water scarcity or economic water shortage Groundwater withdrawals often exceed recharge rates Flint, MI crisis is raising sensitivity to water quality issues Stressed Water Supplies and Quality Population growth occurring in the most water-challenged regions Drought conditions are exacerbating water stress Growing demand in key markets – agriculture and industrial Population Growth and Migration Municipal water industry heavily dependent on government funding Stricter drinking water regulations issued over recent decades Increasing environmental quality standards for discharge Increasing Government Regulations

Groundwater is a crucial but depleting reserve; recent snow and rains are unable to quickly recharge aquifers Groundwater is used by 85% of California’s population and the state's $45 billion agriculture industry(1) Central Valley is consuming twice as much groundwater as nature is returning through rain and snow(2) Water usage in excess of recharge rates is rapidly lowering aquifer levels Central Valley wells previously striking water at 500 feet must now be drilled 1,000 feet or more(3) 3 California water crisis (1) Stanford University Woods Institute for the Environment (2)Mercury News (3)National Geographic (4)State of California, Department of Water Resources Groundwater’s Share of Total Water Use in CA(4) Layne Revenues from California

Groundwater depletion trends across the U.S. are being exacerbated by population growth and migration 3 Stressed water supplies and quality concerns (1)U.S. Geological Survey for dates from 2003-2012. (2)U.S. Census Bureau for 2010 and 2000 data U.S. population grew by 27 million people, or 9.7%, from 2000-2010 Southern and western states grew by 14% Five states (CA, AZ ,TX, FL, and GA) comprised approximately half of all U.S. growth Change in Amount of Water Stored in Groundwater Aquifers(1) U.S. Population Growth from Southern and Western States(2)

Increasing regulation is expected to create more opportunities through tighter water quality standards and required infrastructure improvements 2015 Green Infrastructure for Clean Water Act 2014 California Sustainable Groundwater Management Act 2014 Water Resources Reform and Development Act 1996 Safe Drinking Water Act 1991 Lead and Copper Rule 1990 Pollution Prevention Act 1977 Clean Water Act 3 Increasing regulation

Market estimated at over $11 billion with growth rate in excess of GDP 3 Market is growing ($ billions) Source: IBIS World, Frost & Sullivan, Bluefield Research, Global Water Intelligence, PacWest (Oct 2014), Baker Rig Report, Layne estimates IBIS World; National Groundwater Association; U.S. Census American Houston Survey; U.S. Census and U.S. Department of Agriculture farm and ranch irrigation survey Layne estimates $8.2 $11.5 Addressable Market Size(1) Drilling Market by End User(2) There are approximately 3 million non-residential water wells in the U.S. creating repair and service opportunities (3)

Grow service and repair by leveraging existing installed base Extend platform geographically – organic and acquisitions Expand portfolio of products and services with focus on recurring revenue streams Drive best operating practices to improve margins Streamline cost structure through back office re-engineering Improve utilization of existing fleet Leverage technologies and innovation to drive productivity Leverage scale, expertise and reputation to grow revenues and drive down costs 4 Why Layne: executing plan to grow profitably Growth Strategy Profit Strategy

Key takeaways The leader in a large water services industry that is benefiting from positive secular trends with decades of growth potential 1 2 3 Where we compete Why water What we do 4 Why Layne Largest water well driller and pump repair company in the country with over 130 years of experience leading the industry Only national platform in fragmented market with significant opportunities to grow Population growth and migration, coupled with water scarcity, is raising the value of water Leveraging our strengths more effectively to enhance profitability

Financial Overview Michael Anderson, Chief Financial Officer

Financial strategy New management has improved our financial position and is focused on enhancing profitability to increase Layne’s stock price Clarify Value of Layne Stock Improve Returns and Cash Flow Complete Business Performance Improvement (“BPI”) Plan Enhance Financial Position

Enhance financial position Significantly improved financial position Liquidity at FYE16 grew to $132 million including $66 million in cash Working capital declined to under $66 million at FYE16 Realized nearly $49 million in cash from non-core asset sales over past year Note: Total liquidity is defined as cash and equivalents plus availability under our asset-based credit facility; Working Capital excludes cash and current portion of long-term debt Accomplishments Cash ($ Millions) Working Capital ($ Millions) Total Liquidity ($ Millions)

Enhance financial position $66 million in cash at FYE16 with no debt maturities until FY19 4.25% Convertible Notes FY19 Maturity 8.00% Convertible Notes FY20 Maturity Revolving Credit Facility FY20 Maturity $100 million facility size $0 funded 4/15/19 maturity; 5/15/18 springing maturity Secured by substantially all assets LIBOR plus 3.25% to 3.75% pricing grid Asset borrowing base of over $100 million Primary covenant of free cash flow (minimum of negative $25 million on LTM basis) $99.9 million face amount 5/1/19 maturity; 8/15/18 springing maturity Second-lien secured Conversion price of $11.70 per share Prohibition on repurchase of 4.25% notes Provisionally callable if stock exceeds $16.38 Open redemption periods 2/15/18 to 8/14/18 and 11/1/18 to 4/30/19 $69.5 million face amount 11/15/18 maturity Senior unsecured Conversion price of $22.93 per share No material covenants Debt Maturity Schedule ($ Millions) Cash 4.25% Converts 8.00% Converts

Complete BPI plan Through BPI and other initiatives, Layne expects to reduce costs, enhance margins and return to profitability in FY18 Corporate and division SG&A reductions Enhanced margins through procurement savings, pricing improvements and job execution improvement Heavy Civil and Mineral Services improve to break-even or better EBIT performance Reduced depreciation and amortization Interest expense savings $13-$17 million $5-$15 million $15-$16 million $2-$4 million Future opportunity (1) FY16 loss from continuing operations before impairment and restructuring costs was $30.4 million Improvement From FY16 Operating Loss(1) To FY18 Profitability Sources of Profitability

Complete BPI plan Reduced unallocated corporate SG&A by over 20% since FY15; on track to reach target of $25 million in FY18 Reduced corporate overhead positions 36% from 148 to 94 (FY15 to present) Reduced overhead cost by more than $12 million through staff reductions, reduced consulting spend, co-sourcing internal audit and other initiatives Further savings expected from efficiency gains, reduced external audit and related costs and ongoing cost reduction initiatives SG&A Savings Unallocated Corporate SG&A ($ Millions) Targets Corporate SG&A expected to be cut in half from FY15 to FY18

BPI initiatives are focused on continuing to reduce overhead and procurement costs, as well as enhancing margins Margin enhancement opportunities, primarily in Water Resources More disciplined centralized pricing processes More rigorous application of best practice job execution standards Procurement savings opportunities Addressing $300 million of spending through supply chain leverage and negotiations Division SG&A cost reductions Water Resources reorganization Division overhead efficiencies $2-$8 million (100-300 basis points of margin improvement) $3-$7 million (Approximately 1%-2% of targeted spend categories) $2-$4 million BPI Initiatives Targeted Savings Complete BPI plan

Improve returns and cash flow Layne expects to continue to invest capital in attractive growth opportunities within our core businesses Purchased 3 new mobile drill rigs in FY16 at approximately $2 million per unit Expected financial payback of 3-4 years Invested in 4 new crews in FY16 at approximately $1.5 million per crew Expanding Liner Products manufacturing facility at cost of approximately $2 million Expected financial payback of 3-4 years Inliner Water Resources FY17 Capital Budget Source: Layne

Improve returns and cash flow Expect to seek accretive acquisition opportunities that align with water-focused strategy Strategic Criteria Aligned with Layne’s new strategic direction Focus on Water Resources and Inliner bolt-on acquisitions Seek to expand into new geographic markets and add product and service offerings Emphasis on products and services rather than only “buying people” Financial Criteria Utilize revenue and cost synergies Ensure acquisitions generate near-term free cash flow Value targets at reasonable cash flow multiples Calibrate acquisition size based upon Layne’s overall financial resources

Improve returns and cash flow Leverage recent successes from alternative delivery focus Completing legacy problem jobs early in FY17 Expect Adjusted EBITDA to be positive in the near term Heavy Civil Expect Mineral Services to be cash flow break-even or better Working with Latin American Affiliate to optimize costs and synergies Mineral Services Outlook reflects continued business improvement in all divisions Expect good market dynamics to continue Will make selective growth capital investments Expect to benefit from BPI initiatives Water Resources & Inliner

Clarify value of Layne stock Stock trades at attractive metrics for investors and at a significant discount to its sum-of-the-parts value Note: Data as of 4/8/2016 and is from Layne financial information or analyst estimates; net debt is as of 1/31/2016 19.8 million shares $140 million market cap $93 million net debt $233 million enterprise value $6.50 per share in net book value Layne trades at a steep discount to its all-time high price of over $58 per share Layne trades at 5.7x FY17 EBITDA (consensus estimate from equity analyst universe) BOOK VALUE KEY METRICS EARNINGS MULTIPLE DISCOUNT TO HISTORICAL PRICE

Clarify value of Layne stock Sum-of-the-parts analysis implies Layne’s stock value of $18 to $28 per share, with further upside from performance improvement Note: Subjective multiple ranges based upon comparable company analysis (see Appendix for details). Per share calculations assume conversion of 8% notes into 8.5 million shares. Sum-of-the-Parts Valuation

Layne is committed to generate value for all stakeholders through: Cost savings and enhanced efficiencies Free cash flow generation Attractive growth capital investments Value accretive bolt-on acquisitions

Closing & Outlook Michael Caliel, President & CEO

What you heard today Why now 1 2 3 5 What we do Unlocking value Who we are 4 Why water Track record of leadership and innovation since 1882 Business units with leading positions in attractive growth markets New management team intensely focused on profitability and creating shareholder value Significant opportunity for stock price appreciation Positive long-term market dynamics, coupled with increasing value of water align with Layne core competencies

Portfolio approach to unlocking value Invest to grow our most profitable businesses Water Focused Strategy Water Resources Inliner Heavy Civil Mineral Services NEAR-TERM LONGER-TERM Invest and Grow Complete realignment to achieve target profitability Assess strategic alternatives Manage costs and position for industry recovery Assess strategic alternatives

Investment highlights – why now Leading water management services company with a clear strategy focused on water Capitalizing on long history of success and solid brand equity Leveraging leading market positions New management team driving financial, operational and strategic restructuring Operating in large, fragmented and attractive growth markets Opportunity for stock price appreciation

Appendix

Non-GAAP disclosure Use of Non- GAAP Financial Information We use Adjusted EBITDA to assess performance which is not defined in generally accepted accounting principles (GAAP). Adjusted EBITDA represents income or loss from continuing operations before interest, taxes, depreciation and amortization, non-cash share-based compensation, equity in earnings or losses from affiliates, certain non-recurring or extraordinary items such as impairment charges, restructuring costs, gain on extinguishment of debt, and certain other gains or losses, plus dividends received from affiliates. We believe that the presentation of Adjusted EBITDA included in this report helps us explain underlying performance trends in the business and provides useful information to both management and investors. Adjusted EBITDA should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The following tables reconcile Adjusted EBITDA to income (loss) from continuing operations before income taxes, which we consider to be the most directly comparable GAAP financial measure to Adjusted EBITDA.

Non-GAAP reconciliation Inliner Minerals Source: Layne

Non-GAAP reconciliation Water Resources Heavy Civil Source: Layne

Trading comparable information Source: Bloomberg, Capital IQ. Layne Christensen Trading Comparables Drilling ($ millions except per share data) Trading Metrics Stock Market Price Value of Enterprise LTM EV / LTM EV / NFY EV / NFY+1 Comparable Company 3/31/16 Equity Value Sales EBITDA EBIT FCF Sales EBITDA EBIT FCF Sales EBITDA Sales EBITDA Drilling Boart Longyear Limited $0.07 $64 $735 $735 ($109) ($177) ($131) 1.0x NM NM NM NM NM NM NM Energold Drilling Corp. 0.71 34 37 66 (1) (9) (2) 0.6x NM NM NM 0.6x NM 0.5x 19.8x Foraco International SA 0.26 24 123 138 18 (6) 9 0.9x 6.8x NM 13.8x 1.0x NM 1.0x NM Major Drilling Group International Inc. 4.86 389 362 248 23 (19) 14 1.5x 15.8x NM 25.5x 1.5x 17.6x 1.2x 8.7x Orbit Garant Drilling, Inc. 0.59 21 28 67 3 (5) (1) 0.4x 9.1x NM NM 0.3x NM 0.3x NM Mean 0.9x 10.6x NM 19.7x 0.9x 17.6x 0.8x 14.2x Median 0.9x 9.1x NM 19.7x 0.8x 17.6x 0.8x 14.2x

Trading comparable information Source: Bloomberg, Capital IQ. Layne Christensen Trading Comparables Water ($ millions except per share data) Trading Metrics Stock Market Price Value of Enterprise LTM EV / LTM EV / NFY EV / NFY+1 Comparable Company 3/31/16 Equity Value Sales EBITDA EBIT FCF Sales EBITDA EBIT FCF Sales EBITDA Sales EBITDA Water Aegion Corporation $21.09 $733 $896 $1,334 $120 $76 $91 0.7x 7.5x 11.8x 9.9x 0.7x 7.5x 0.7x 6.4x Calgon Carbon Corporation 14.02 709 767 535 100 68 38 1.4x 7.7x 11.3x 20.2x 1.4x 7.2x 1.3x 6.5x Ecolab Inc. 111.52 32,746 39,190 13,545 2,916 2,057 2,145 2.9x 13.4x 19.1x 18.3x 2.9x 13.3x 2.7x 12.2x Gorman-Rupp Co. 25.93 676 653 406 53 38 45 1.6x 12.3x 17.4x 14.6x 1.7x NM 1.7x NM Hyflux Ltd 0.45 350 1,195 314 47 31 27 3.8x NM 38.6x 44.0x 2.9x 17.5x 3.1x 13.9x Layne Christensen Company 7.19 142 235 780 8 (37) (15) 0.3x NM NM NM 0.3x NM 0.3x 5.8x Mueller Water Products, Inc. 9.88 1,593 1,980 1,145 185 130 148 1.7x 10.7x 15.3x 13.3x 1.7x 9.8x 1.6x 8.6x The Weir Group PLC 15.96 3,410 4,607 2,828 466 295 330 1.6x 9.9x 15.6x 14.0x 1.8x 11.8x 1.7x 10.5x Mean 1.8x 10.2x 18.4x 19.2x 1.7x 11.2x 1.6x 9.1x Median 1.6x 10.3x 15.6x 14.6x 1.7x 10.8x 1.6x 8.6x

Trading comparable information

Layne Christensen Trading Comparables

Construction and Contracting

($ millions except per share data)

Trading Metrics

	Stock	Market		LTM				EV / LTM				EV / NFY		EV / NFY+1	
Comparable Company	**Price 3/31/16**	**Value of Equity**	**Enterprise Value**	**Sales**	**EBITDA**	**EBIT**	**FCF**	**Sales**	**EBITDA**	**EBIT**	**FCF**	**Sales**	**EBITDA**	**Sales**	**EBITDA**
Construction and Contracting															
AECOM	$30.79	$4,699	$8,768	$18,077	$987	$433	$942	0.5x	8.9x	20.2x	9.3x	0.5x	8.2x	0.5x	7.4x
Aecon Group Inc.	12.44	712	742	2,250	96	44	74	0.3x	7.7x	16.9x	10.0x	0.3x	5.6x	0.3x	5.2x
Broadspectrum Limited	0.91	466	893	2,892	204	139	146	0.3x	4.4x	6.4x	6.1x	0.3x	4.1x	0.3x	3.8x
CIMIC Group Limited	26.71	8,808	7,971	10,276	1,106	726	912	0.8x	7.2x	11.0x	8.7x	0.7x	7.7x	0.7x	7.8x
Chicago Bridge & Iron Company N.V.	36.59	3,846	6,383	12,930	1,229	1,068	1,150	0.5x	5.2x	6.0x	5.6x	0.5x	6.2x	0.6x	6.2x
Downer EDI Limited	2.95	1,243	1,510	5,308	430	231	286	0.3x	3.5x	6.6x	3.5x	0.3x	3.9x	0.3x	4.0x
Monadelphous Group Limited	5.47	512	371	1,194	105	88	103	0.3x	3.5x	4.2x	3.5x	0.3x	4.1x	0.4x	4.8x
Murray & Roberts Holdings Ltd.	0.86	345	281	2,036	124	84	97	0.1x	2.3x	3.3x	2.3x	0.1x	2.4x	0.1x	2.4x
Sterling Construction Co. Inc.	5.15	102	119	624	4	(12)	(4)	0.2x	NM	NM	NM	0.2x	4.5x	0.2x	3.9x
Tetra Tech, Inc.	29.82	1,748	1,815	1,703	183	143	162	1.1x	9.9x	12.7x	9.9x	1.0x	8.5x	0.9x	7.7x
Tutor Perini Corporation	15.54	763	1,511	4,920	147	105	111	0.3x	10.3x	14.3x	10.3x	0.3x	6.0x	0.3x	5.1x
UGL Limited	2.39	389	376	1,563	6	(4)	(2)	0.2x	NM	NM	NM	0.2x	5.1x	0.2x	4.0x
URSUS Spolka Akcyjna	0.70	38	79	87	5	4	0	0.9x	15.5x	21.9x	15.5x	0.6x	8.6x	NM	NM
WS Atkins plc	19.73	1,920	1,749	2,635	219	179	187	0.7x	8.0x	9.8x	8.0x	0.7x	7.3x	0.6x	6.5x
				Mean				**0.5x**	**7.2x**	**11.1x**	**7.7x**	**0.4x**	**5.9x**	**0.4x**	**5.3x**
				Median				**0.3x**	**7.5x**	**10.4x**	**8.4x**	**0.3x**	**5.8x**	**0.3x**	**5.1x**

Source: Bloomberg, Capital IQ.

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